UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

Dreyfus Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	01/31/19

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus Inflation Adjusted Securities Fund

SEMIANNUAL REPORT January 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Inflation Adjusted Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Inflation Adjusted Securities Fund, covering the six-month period from August 1, 2018 through January 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Global trends in economic growth diverged during the reporting period, and markets experienced the return of volatility. While the U.S. economy continued to grow at above-trend rates, other developed economies largely moderated. Economic momentum and strong corporate earnings supported U.S. stocks throughout much of the period, while in other developed markets stocks declined. In emerging markets, equities remained under pressure as the currency crises in Turkey and Argentina led investors to fear that currency depreciation would spread to other markets in the developing world.

Equity markets experienced a sharp sell-off later in the reporting period in part due to heightened concerns about trade tensions and slowing global growth. In addition, certain U.S. technology stocks, which had been enjoying a strong multi-year run, reported disappointing financial results. The sell-off partially reduced prior gains on U.S. indices while losses deepened in international markets. Late in the reporting period, the Federal Reserve suggested it might slow the pace of interest-rate increases, resulting in a broad-based rally.

Fixed income markets struggled throughout most of the reporting period; the yield on the benchmark 10-year Treasury bond breached 3.0% for the second time in 2018, rising to more than 3.2% despite moderate inflation. Towards the end of the period, expectations of fewer Federal Reserve rate hikes and growing investor concerns about global growth caused bonds to rebound, bringing yields down.

We expect economic momentum to continue in the U.S., however, we will monitor relevant data for any signs of a change in our outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
February 15, 2019

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2018 through January 31, 2019, as provided by Robert Bayston, CFA, and Nate Pearson, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended January 31, 2019, Dreyfus Inflation Adjusted Securities Fund’s Class I shares produced a total return of 0.87%, Investor shares returned 0.82%, and Class Y shares returned 0.90%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”), produced a 1.04% total return for the same period.2

Treasury inflation-protected securities (TIPS) produced moderately positive returns over the six months. The fund is positioned to take advantage of increases in inflation. The break-even inflation rate rose during portions of the reporting period, which supported TIPS valuations. The fund modestly trailed the Index, due primarily to security selection shortfalls.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semiannual coupon.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent as determined by The Dreyfus Corporation. Other such fixed-income securities may include U.S. government bonds and notes, corporate bonds, mortgage-related securities, and asset-backed securities. The fund seeks to keep its average effective duration between two and ten years, and the fund may invest in securities of any maturity without restriction.

Interest-Rate and Spread Volatility Drove Bond Performance

U.S. debt markets were driven by fluctuating interest rates and spread volatility throughout the reporting period. In the late summer and early fall, interest rates rose at many points along the yield curve, suppressing Treasury performance. Corporate high yield debt outperformed like-duration Treasuries. Investment-grade corporate credits, despite high supply levels, also performed well. TIPS gained ground on mounting inflationary pressures. However, the market hit an inflection point in the fourth quarter.

Concerns over decelerating growth and the possibility of continued U.S. Federal Reserve (“Fed”) interest-rate hikes in the face of unsupportive data triggered a sell-off that lasted throughout the remainder of the year. Spreads widened and risk assets came under pricing pressure, which was exacerbated by a lack of liquidity within the market. High yield and investment-grade corporate bond prices fell. TIPS prices also dipped as inflation expectations weakened. A flight to quality among investors increased the demand for Treasuries, raising their prices and pushing down yields.

However, volatility subsided in January, due in part to the Fed’s announcement, after its first meeting of 2019, which emphasized its focus on data as a driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. Since this meeting,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

spreads have narrowed and risk assets have recovered. The break-even inflation rate rebounded as well, allowing TIPS to recover their fourth-quarter losses.

Security Selection Detracted While Yield-Curve Positioning Was Additive

The fund’s return mildly trailed that of the Index for the period. Security selection detracted moderately from relative results. The benchmark is composed of a broader range of inflation-adjusted securities than the fund’s portfolio. The fund’s inability to invest in the entire range of securities included in the benchmark led to security selection shortfalls.

Conversely, the fund’s yield-curve positioning was additive. A relative overweight to five-year-maturity securities contributed to results as nominal rates at that part of the yield curve fell during the period, helping valuations. The portfolio’s short-duration positioning relative to the Index also helped to bolster results. An allocation to cash, along with an overweight to the six-month part of the curve, benefited results as they helped to reduce the portfolio’s duration. In addition, an underweight to the two-year part of the curve was also incremental.

Positioned for Moderate Growth and Inflation

We believe that growth and inflation rates in the U.S. will remain at or slightly above trend for the near term. We expect this environment of moderate growth and inflation will support TIPS valuations over the next six to nine months. Regarding interest rates, we believe that after taking a pause during the early part of 2019, it is possible that the Fed may initiate additional rate increases later in the year. Due to the potential for rising rates, we will continue to maintain underweight duration positioning.

February 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the index. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index) will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from August 1, 2018 to January 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended January 31, 2019
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$2.63	$4.00	$2.38
Ending value (after expenses)	$1,008.70	$1,008.20	$1,009.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended January 31, 2019
	Class I	Investor Shares	Class Y
Expenses paid per $1,000†	$2.65	$4.02	$2.40
Ending value (after expenses)	$1,022.58	$1,021.22	$1,022.84

† Expenses are equal to the fund’s annualized expense ratio of .52% for Class I, .79% for Investor Shares and .47% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

January 31, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.0%
U.S. Government Securities - 98.0%
United States Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.00	1/15/2026	6,596,923	[a]	7,163,477
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2021	6,859,059	[a]	6,745,925
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2020	4,396,481	[a]	4,339,150
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2022	1,742,624	[a,b]	1,714,433
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2026	998,897	[a]	957,698
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	11,765,307	[a]	11,559,414
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2023	9,514,331	[a,b]	9,425,633
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2027	7,578,077	[a]	7,362,822
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	4,184,189	[a]	4,083,017
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	7/15/2021	9,790,366	[a,b]	9,794,291
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	4,941,492	[a]	4,922,157

6

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.0% (continued)
U.S. Government Securities - 98.0% (continued)
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2026	3,792,074	[a]	3,764,621
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2024	7,480,246	[a]	7,465,306
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	1.25	7/15/2020	9,551,778	[a]	9,628,403
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	1.75	1/15/2028	8,836,549	[a]	9,573,273
United States Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	2.50	1/15/2029	2,400,646	[a]	2,790,094
Total Bonds and Notes (cost $101,786,711)			101,289,714
	Annualized Yield (%)
Short-Term Investments - 1.7%
U.S. Government Securities
U.S. Treasury Bills (cost $1,726,612)	2.08	4/25/2019	1,736,000	[c]	1,726,664
	1-Day Yield (%)		Shares
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $551,016)	2.37		551,016	[d]	551,016
Total Investments (cost $104,064,339)			100.2%	103,567,394
Liabilities, Less Cash and Receivables			(0.2%)	(190,397)
Net Assets			100.0%	103,376,997

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

b Security, or portion thereof, on loan. At January 31, 2019, the value of the fund’s securities on loan was $13,352,878 and the value of the collateral held by the fund was $13,595,378, consisting of U.S. Government & Agency securities.

c Security is a discount security. Income is recognized through the accretion of discount.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Government	99.7
Investment Companies	.5
100.2

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 7/31/18($)	Purchases($)	Sales($)	Value 1/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	222,718	15,983,230	15,654,932	551,016.5		5,582

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,352,878)—Note 1(b):
Unaffiliated issuers	103,513,323	103,016,378
Affiliated issuers	551,016	551,016
Receivable for investment securities sold		2,779,956
Interest and securities lending income receivable		49,729
Receivable for shares of Common Stock subscribed		17,523
Prepaid expenses		29,448
		106,444,050
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		36,182
Cash overdraft due to Custodian		27,767
Payable for investment securities purchased		2,791,225
Payable for shares of Common Stock redeemed		175,235
Directors fees and expenses payable		1,333
Accrued expenses		35,311
		3,067,053
Net Assets ($)		103,376,997
Composition of Net Assets ($):
Paid-in capital		122,176,692
Total distributable earnings (loss)		(18,799,695)
Net Assets ($)		103,376,997

Net Asset Value Per Share	Class I	Investor Shares	Class Y
Net Assets ($)	19,325,180	10,347,861	73,703,956
Shares Outstanding	1,573,538	844,853	5,994,935
Net Asset Value Per Share ($)	12.28	12.25	12.29

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2019 (Unaudited)

Investment Income ($):
Income:
Interest	511,522
Dividends from affiliated issuers	5,582
Income from securities lending—Note 1(b)	5,507
Total Income	522,611
Expenses:
Management fee—Note 3(a)	177,321
Professional fees	46,756
Registration fees	25,574
Shareholder servicing costs—Note 3(b)	25,172
Loan commitment fees—Note 2	1,684
Directors’ fees and expenses—Note 3(c)	1,303
Custodian fees—Note 3(b)	1,302
Prospectus and shareholders’ reports	1,286
Miscellaneous	19,763
Total Expenses	300,161
Investment Income—Net	222,450
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,598,536)
Net unrealized appreciation (depreciation) on investments	2,259,086
Net Realized and Unrealized Gain (Loss) on Investments	660,550
Net Increase in Net Assets Resulting from Operations	883,000

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018[a]
Operations ($):
Investment income—net	222,450	3,289,361
Net realized gain (loss) on investments	(1,598,536)	(461,536)
Net unrealized appreciation (depreciation) on investments	2,259,086	(2,677,119)
Net Increase (Decrease) in Net Assets Resulting from Operations	883,000	150,706
Distributions ($):
Distributions to shareholders:
Class I	(191,652)	(580,493)
Investor Shares	(86,403)	(335,690)
Class Y	(759,385)	(2,507,956)
Total Distributions	(1,037,440)	(3,424,139)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	3,818,317	8,907,848
Investor Shares	394,850	912,820
Class Y	7,974,516	20,038,701
Distributions reinvested:
Class I	185,551	563,887
Investor Shares	83,353	324,027
Class Y	192,405	345,258
Cost of shares redeemed:
Class I	(6,199,779)	(6,897,422)
Investor Shares	(2,579,144)	(3,656,545)
Class Y	(21,880,578)	(22,606,045)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(18,010,509)	(2,067,471)
Total Increase (Decrease) in Net Assets	(18,164,949)	(5,340,904)
Net Assets ($):
Beginning of Period	121,541,946	126,882,850
End of Period	103,376,997	121,541,946

12

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018[a]
Capital Share Transactions (Shares):
Class Ib
Shares sold	313,044	713,659
Shares issued for distributions reinvested	15,218	45,334
Shares redeemed	(508,654)	(553,075)
Net Increase (Decrease) in Shares Outstanding	(180,392)	205,918
Investor Shares
Shares sold	32,485	73,266
Shares issued for distributions reinvested	6,852	26,110
Shares redeemed	(212,162)	(292,948)
Net Increase (Decrease) in Shares Outstanding	(172,825)	(193,572)
Class Yb
Shares sold	653,291	1,612,757
Shares issued for distributions reinvested	15,816	27,715
Shares redeemed	(1,798,243)	(1,812,571)
Net Increase (Decrease) in Shares Outstanding	(1,129,136)	(172,099)

[a]

Distributions to shareholders include only distributions from net investment income. Undistributed investment income-net was $573,731 in 2018 and is no longer presented as a result of the adoption of SEC's Disclosure Update and Simplification Rule.

[b]

During the period ended January 31, 2019, 31,347 Class Y shares representing $382,954 were exchanged for 31,388 Class I shares and during the period ended July 31, 2018, 103,427 Class Y shares representing $1,290,282 were exchanged for 103,530 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended January 31, 2019		Year Ended July 31,
Class I Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.28	12.61	12.85	12.51	12.89	12.80
Investment Operations:
Investment income—net[a]	.02	.33	.21	.10	.01	.28
Net realized and unrealized gain (loss) on investments	.09	(.32)	(.26)	.31	(.30)	.07
Total from Investment Operations	.11	.01	(.05)	.41	(.29)	.35
Distributions:
Dividends from investment income-net	(.07)	(.34)	(.19)	(.07)	(.09)	(.26)
Dividends from net realized gain on investments	(.04)	-	-	-	-	-
Total Distributions	(.11)	(.34)	(.19)	(.07)	(.09)	(.26)
Net asset value, end of period	12.28	12.28	12.61	12.85	12.51	12.89
Total Return (%)	.87[b]	.11	(.39)	3.27	(2.24)	2.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52[c]	.55	.51	.54	.52	.40
Ratio of net expenses to average net assets	.52[c]	.55	.51	.54	.52	.40
Ratio of net investment income to average net assets	.31[c]	2.66	1.67	.80	.05	2.23
Portfolio Turnover Rate	46.66[b]	47.82	51.76	59.68	53.54	74.65
Net Assets, end of period ($ x 1,000)	19,325	21,533	19,525	17,594	20,099	33,537

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

	Six Months Ended January 31, 2019
		Year Ended July 31,
Investor Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.24	12.58	12.81	12.50	12.90	12.81
Investment Operations:
Investment income (loss)—net[a]	.01	.30	.18	.07	(.03)	.24
Net realized and unrealized gain (loss) on investments	.09	(.33)	(.26)	.30	(.29)	.07
Total from Investment Operations	.10	(.03)	(.08)	.37	(.32)	.31
Distributions:
Dividends from investment income-net	(.05)	(.31)	(.15)	(.06)	(.08)	(.22)
Dividends from net realized gain on investments	(.04)	-	-	-	-	-
Total Distributions	(.09)	(.31)	(.15)	(.06)	(.08)	(.22)
Net asset value, end of period	12.25	12.24	12.58	12.81	12.50	12.90
Total Return (%)	.82[b]	(.23)	(.60)	3.00	(2.52)	2.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[c]	.80	.76	.76	.74	.72
Ratio of net expenses to average net assets	.79[c]	.80	.76	.76	.74	.72
Ratio of net investment income (loss) to average net assets	.09[c]	2.40	1.41	.58	(.25)	1.92
Portfolio Turnover Rate	46.66[b]	47.82	51.76	59.68	53.54	74.65
Net Assets, end of period ($ x 1,000)	10,348	12,460	15,236	19,343	21,488	26,864

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended January 31, 2019		Year Ended July 31,
Class Y Shares	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	12.29	12.63	12.86	12.51	12.89	12.81
Investment Operations:
Investment income—net[a]	.03	.34	.22	.11	.01	.28
Net realized and unrealized gain (loss) on investments	.08	(.33)	(.25)	.31	(.29)	.06
Total from Investment Operations	.11	.01	(.03)	.42	(.28)	.34
Distributions:
Dividends from investment income-net	(.07)	(.35)	(.20)	(.07)	(.10)	(.26)
Dividends from net realized gain on investments	(.04)	-	-	-	-	-
Total Distributions	(.11)	(.35)	(.20)	(.07)	(.10)	(.26)
Net asset value, end of period	12.29	12.29	12.63	12.86	12.51	12.89
Total Return (%)	.90[b]	.10	(.24)	3.36	(2.19)	2.72
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47[c]	.49	.43	.44	.41	.39
Ratio of net expenses to average net assets	.47[c]	.49	.43	.44	.41	.39
Ratio of net investment income to average net assets	.43[c]	2.72	1.74	.90	.11	2.24
Portfolio Turnover Rate	46.66[b]	47.82	51.76	59.68	53.54	74.65
Net Assets, end of period ($ x 1,000)	73,704	87,549	92,121	95,606	140,443	170,021

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and Class Y (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the

18

judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of January 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets($) Investments in Securities:
Investment Company	551,016	-	-	551,016
U.S. Treasury	-	103,016,378	-	103,016,378

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At January 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended January 31, 2019, The Bank of New York Mellon earned $953 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

20

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended January 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended July 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $15,928,498 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2018. The fund has $8,191,018 of short-term capital losses and $7,737,480 of long-term capital losses which can be carried forward for unlimited period

The tax character of distributions paid to shareholders during the fiscal year ended July 31, 2018 was as follows: ordinary income $3,424,139. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended January 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2019, the fund was charged $14,466 pursuant to the Shareholder Services Plan.

22

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended January 31, 2019, the fund was charged $3,655 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended January 31, 2019, the fund was charged $1,302 pursuant to the custody agreement.

During the period ended January 31, 2019, the fund was charged $6,382 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $26,955, Shareholder Services Plan fees $2,224, custodian fees $1,380, Chief Compliance Officer fees $4,231 and transfer agency fees $1,392.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended January 31, 2019, amounted to $53,628,317 and $69,285,160, respectively.

At January 31, 2019, accumulated net unrealized depreciation on investments was $496,945, consisting of $344,299 gross unrealized appreciation and $841,244 gross unrealized depreciation.

At January 31, 2019, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

NOTES

24

NOTES

25

For More Information

Dreyfus Inflation Adjusted Securities Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class I: DIASX Investor: DIAVX Class Y: DAIYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0588SA0119

Dreyfus Short Term Income Fund

SEMIANNUAL REPORT January 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Short Term Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short Term Income Fund, covering the six-month period from August 1, 2018 through January 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Global trends in economic growth diverged during the reporting period, and markets experienced the return of volatility. While the U.S. economy continued to grow at above-trend rates, other developed economies largely moderated. Economic momentum and strong corporate earnings supported U.S. stocks throughout much of the period, while in other developed markets stocks declined. In emerging markets, equities remained under pressure as the currency crises in Turkey and Argentina led investors to fear that currency depreciation would spread to other markets in the developing world.

Equity markets experienced a sharp sell-off later in the reporting period in part due to heightened concerns about trade tensions and slowing global growth. In addition, certain U.S. technology stocks, which had been enjoying a strong multi-year run, reported disappointing financial results. The sell-off partially reduced prior gains on U.S. indices while losses deepened in international markets. Late in the reporting period, the Federal Reserve suggested it might slow the pace of interest-rate increases, resulting in a broad-based rally.

Fixed income markets struggled throughout most of the reporting period; the yield on the benchmark 10-year Treasury bond breached 3.0% for the second time in 2018, rising to more than 3.2% despite moderate inflation. Towards the end of the period, expectations of fewer Federal Reserve rate hikes and growing investor concerns about global growth caused bonds to rebound, bringing yields down.

We expect economic momentum to continue in the U.S., however, we will monitor relevant data for any signs of a change in our outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
February 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2018 through January 31, 2019, as provided by David Bowser, CFA, and Nathaniel Hyde, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended January 31, 2019, Dreyfus Short Term Income Fund’s Class D shares produced a total return of 1.11%, and Class P shares produced a total return of 1.16%.1 In comparison, the fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of 2.24% for the same period.2

Nominal bonds produced mildly positive total returns over the reporting period, partly due to a falling interest-rate environment during the fourth calendar quarter of 2018. The fund modestly trailed the Index due to security selection shortfalls, primarily within investment-grade credit.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by The Dreyfus Corporation. This may include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities and foreign bonds. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by Dreyfus. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

Interest-Rate and Spread Volatility Drive Bond Performance

U.S. debt markets were driven by fluctuating interest rates and spread volatility throughout the reporting period. In the late summer and early fall, interest rates rose at many points along the yield curve, suppressing Treasury performance. Corporate high yield debt outperformed like-duration Treasuries. Investment-grade corporate credit, despite high supply levels, also performed well. Treasury inflation-protected securities (TIPS) gained ground on mounting inflationary pressures. However, the market hit an inflection point in the fourth quarter.

Concerns over decelerating growth and the possibility of continued U.S. Federal Reserve (“Fed”) interest-rate hikes, in the face of unsupportive data, triggered a sell-off that lasted throughout the remainder of the year. Spreads widened and risk assets came under heavy pressure, which was exacerbated by a lack of liquidity within the market. High yield and investment-grade corporate bond prices fell. TIPS prices also dipped as inflation expectations weakened. A flight to quality among investors increased the demand for Treasuries, raising their prices and pushing down yields. However, the volatility subsided in January, in part due to the Fed’s announcement after its first meeting of 2019, which emphasized its focus on data as a driver for interest-rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. Since this meeting, spreads have narrowed, and risk assets have recovered. The dollar also sold off after the meeting, lifting valuations of euro-denominated and local currency-denominated emerging-market debt.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selection Within Investment-Grade Credit Detracted

A significant driver of negative performance during the period was security selection, particularly within the investment-grade credit space. The portfolio held longer-duration credit than the Index, on the expectation of a flattening credit curve. However, spreads widened during the fourth quarter, and the curve steepened. Longer-duration and lower-quality corporate credits underperformed in that environment, hurting relative performance. The allocation to TIPS also detracted, given the drop-off in the break-even inflation rate that occurred during the latter part of the six-month period. Positioning in dollar- and euro-denominated emerging-market debt, which is not represented in the Index, also dampened returns during the period. As the dollar strengthened through much of the period, the value of non-dollar-denominated debt decreased and negatively impacted emerging-market bond performance. Lastly, relatively short-duration positioning diminished results as rates fell during part of the period.

Positioned for Growth-Rate Convergence

We expect one of the major themes of the year to be the deceleration of U.S. growth and gradual convergence of global growth rates as Europe and other markets increase their growth momentum. We believe that growth will remain above trend in the U.S., which would continue to reduce slack in the economy and put upward pressure on inflation. This pressure would keep the Fed interested in new data and developments, and possibly lead to additional rate increases during the latter part of 2019.

We believe this type of environment would be supportive of risk assets and have a positive outlook for spread products over the first half of 2019. We are slightly underweight to duration. We are also moderately short to the U.S. dollar, as we believe the slowdown in U.S. growth would cause a weakening effect on the dollar versus the euro, pound sterling, and Scandinavian currencies. Given this expectation, we also maintain our position in emerging-market local-currency bonds and Eurozone bonds. We continue to own inflation protection as a guard against inflation surprises.

February 15, 2019

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation which may be terminated after November 30, 2019. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short Term Income Fund from August 1, 2018 to January 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended January 31, 2019
	Class D	Class P
Expenses paid per $1,000†	$3.29	$3.55
Ending value (after expenses)	$1,011.10	$1,011.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended January 31, 2019
	Class D	Class P
Expenses paid per $1,000†	$3.31	$3.57
Ending value (after expenses)	$1,021.93	$1,021.68

† Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

January 31, 2019 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0%
Agriculture - .6%
Reynolds American, Gtd. Notes	8.13	6/23/2019	800,000		815,575
Asset-Backed Certificates - 1.2%
Dell Equipment Finance Trust, Ser. 2017-2, Cl. A3	2.19	10/24/2022	420,000	[b]	417,161
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR + .95%	3.46	1/17/2035	761,926	[b,c]	759,501
Tricon American Homes, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	483,783	[b]	468,935
				1,645,597
Asset-Backed Ctfs./Auto Receivables - 2.5%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	340,000		334,999
Drive Auto Receivables Trust, Ser. 2016-BA, Cl. C	3.19	7/15/2022	612,572	[b]	612,694
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2	2.13	5/20/2023	286,142	[b]	283,939
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	240,000	[b]	239,699
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4	3.30	5/10/2024	820,000	[b]	823,783
OSCAR US Funding Trust VII, Ser. 2017-2A Cl. A3	2.45	12/10/2021	150,000	[b]	148,786
OSCAR US Funding Trust VII, Ser. 2017-2A Cl. A4	2.76	12/10/2024	190,000	[b]	188,283
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	760,000	[b]	768,997
				3,401,180
Asset-Backed Ctfs./Credit Cards - .5%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR + .70%	3.16	11/19/2025	670,000	[b,c]	667,642
Banks - 10.0%
ABN AMRO Bank, Sub. Notes	6.25	4/27/2022	700,000		745,520
Bank of America, Sr. Unscd. Notes	2.50	10/21/2022	165,000		161,500
Bank of America, Sr. Unscd. Notes	2.74	1/23/2022	390,000		387,042
Bank of America, Sr. Unscd. Notes	3.00	12/20/2023	469,000		462,770
Bank of America, Sr. Unscd. Notes	3.50	5/17/2022	1,100,000		1,109,887

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Banks - 10.0% (continued)
Barclays, Sr. Unscd. Notes	4.38	1/12/2026	480,000		473,318
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	1,400,000		1,424,840
Citizens Financial Group, Sr. Unscd. Notes	2.38	7/28/2021	975,000		953,890
Goldman Sachs Group, Sr. Unscd. Notes	3.20	2/23/2023	1,790,000		1,781,917
HSBC Holdings, Sr. Unscd. Notes	2.65	1/5/2022	1,080,000		1,063,668
ING Groep, Sr. Unscd. Notes	3.15	3/29/2022	660,000		655,616
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	1,400,000		1,398,656
Key Bank, Sr. Unscd. Notes	2.50	11/22/2021	265,000		261,031
Lloyds Banking Group, Sr. Unscd. Notes	3.10	7/6/2021	725,000		716,559
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR + 1.18%	3.94	1/20/2022	900,000	[c]	907,789
PNC Financial Services, Sr. Unscd. Notes	3.30	3/8/2022	235,000		236,559
Wells Fargo & Company, Sr. Unscd. Notes	2.60	7/22/2020	860,000		856,881
				13,597,443
Beverage Products - .3%
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	355,000	[b]	358,970
Chemicals - .3%
SABIC Capital II, Gtd. Bonds	4.00	10/10/2023	395,000	[b]	400,214
Commercial & Professional Services - .3%
DP World, Sr. Unscd. Notes	3.25	5/18/2020	375,000		374,287
Commercial Mortgage Pass-Through Ctfs. - .5%
BF Mortgage Trust, Ser. 2019-NYT, Cl. A	3.70	11/15/2035	610,000	[b]	613,128
Diversified Financials - .7%
Capital One Financial, Sr. Unscd. Notes	3.05	3/9/2022	345,000		340,807
Discover Financial Services, Sr. Unscd. Notes	5.20	4/27/2022	575,000		598,972
				939,779

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Energy - 2.1%
Andeavor Logistics, Gtd. Notes		3.50	12/1/2022	155,000		153,580
Concho Resources, Gtd. Notes		3.75	10/1/2027	215,000		209,018
Energy Transfer Operating, Gtd. Notes		4.15	10/1/2020	300,000		303,050
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	175,000		179,243
Energy Transfer Operating, Gtd. Notes		5.20	2/1/2022	385,000		400,388
Gazprom OAO Via Gaz Capital, Sr. Unscd. Notes	EUR	3.39	3/20/2020	300,000		354,741
Kinder Morgan Energy Partner, Gtd. Notes		4.15	2/1/2024	600,000		611,032
Petrobras Global Finance, Gtd. Notes	EUR	5.88	3/7/2022	250,000		323,759
Petroleos Mexicanos, Gtd. Notes		4.63	9/21/2023	350,000		331,933
					2,866,744
Environmental Control - .2%
Waste Management, Gtd. Notes		4.60	3/1/2021	205,000		210,406
Food Products - .4%
Kraft Heinz Foods, Gtd. Notes		2.80	7/2/2020	575,000		573,335
Foreign/Governmental - 15.5%
Arab Petroleum Investments, Sr. Unscd. Notes		4.13	9/18/2023	205,000	[b]	208,300
Argentine Government, Sr. Unscd. Bonds	EUR	5.25	1/15/2028	375,000		339,006
Argentine Government, Unscd. Bonds	ARS	4.00	3/6/2020	23,479,661	[d]	592,473
Canadian Government, Bonds, Ser. CPI	CAD	4.25	12/1/2021	7,552,618	[d]	6,388,068
City of Buenos Aires, Unscd. Bonds, BADLAR + 3.83%	ARS	49.22	5/31/2022	7,000,000	[c]	180,201
Colombian Government, Sr. Unscd. Bonds		4.00	2/26/2024	330,000		334,706
Ghanian Government, Sr. Unscd. Notes		7.88	8/7/2023	200,000		208,396
Hellenic Republic Government, Sr. Unscd. Bonds	EUR	3.45	4/2/2024	115,000	[b]	132,799
Hellenic Republic Government, Sr. Unscd. Notes	EUR	4.38	8/1/2022	275,000	[b]	332,632
Hungarian Government, Sr. Unscd. Notes		5.38	3/25/2024	175,000		189,322

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Foreign/Governmental - 15.5% (continued)
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/2024	14,950,000		201,185
Ivory Coast Government, Sr. Unscd. Notes		5.38	7/23/2024	375,000	[e]	358,574
Japanese Government, Sr. Unscd. Bonds, Ser. 20	JPY	0.10	3/10/2025	164,592,000	[d]	1,554,123
Japanese Government, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/2026	469,169,976	[d]	4,451,569
Kenyan Government, Sr. Unscd. Notes		7.25	2/28/2028	200,000	[b]	195,677
Mexican Government, Sr. Unscd. Notes		4.50	4/22/2029	200,000		200,802
Nigerian Government, Sr. Unscd. Notes		6.50	11/28/2027	200,000		191,609
Panamanian Government, Sr. Unscd. Bonds		4.00	9/22/2024	200,000		206,202
Peruvian Government, Sr. Unscd. Bonds	PEN	5.94	2/12/2029	430,000	[b]	132,315
Petroleos Mexicanos, Gtd. Notes		5.50	1/21/2021	675,000		678,881
Philippine Government, Sr. Unscd. Bonds		3.75	1/14/2029	200,000		202,495
Portugal Obrigacoes do Tesouro OT, Sr. Unscd. Bonds	EUR	1.95	6/15/2029	575,000	[b]	679,068
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/2028	23,500,000		338,368
Saudi Government, Sr. Unscd. Notes		4.38	4/16/2029	200,000	[b]	204,049
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	190,000		208,808
Senegalese Government, Sr. Unscd. Bonds	EUR	4.75	3/13/2028	115,000	[b]	126,384
South African Government, Bonds, Ser. R186	ZAR	10.50	12/21/2026	4,300,000		358,816
Spanish Government, Unscd. Bonds	EUR	1.50	4/30/2027	690,000	[b]	821,371
Turkish Government, Sr. Unscd. Bonds	EUR	4.63	3/31/2025	250,000		288,096
West African Development Bank, Sr. Unscd. Notes		5.50	5/6/2021	725,000	[e]	745,956
					21,050,251
Health Care - 5.6%
Abbott Laboratories, Sr. Unscd. Notes		2.90	11/30/2021	760,000		759,878
Amgen, Sr. Unscd. Notes		2.65	5/11/2022	985,000		972,087

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Health Care - 5.6% (continued)
CVS Health, Sr. Unscd. Notes	2.13	6/1/2021	415,000		406,335
CVS Health, Sr. Unscd. Notes	3.70	3/9/2023	655,000		660,619
Gilead Sciences, Sr. Unscd. Notes	2.55	9/1/2020	1,085,000		1,079,100
Medtronic, Gtd. Notes	2.50	3/15/2020	1,190,000		1,187,852
Mylan, Gtd. Notes	3.15	6/15/2021	490,000		481,673
Shire Acquisitions Investments Ireland, Gtd. Notes	2.40	9/23/2021	1,150,000		1,119,941
UnitedHealth Group, Sr. Unscd. Bonds	2.13	3/15/2021	960,000		947,801
				7,615,286
Industrials - .8%
General Electric, Jr. Sub. Debs., Ser. D	5.00	1/21/2021	1,215,000		1,070,992
Insurance - 1.6%
American International Group, Sr. Unscd. Notes	6.40	12/15/2020	425,000		451,129
Jackson National Life Global Funding, Scd. Notes	3.30	2/1/2022	320,000	[b]	321,516
Metropolitan Life Global Funding I, Scd. Notes	3.45	10/9/2021	700,000	[b]	704,643
Pricoa Global Funding I, Scd. Notes	3.45	9/1/2023	700,000	[b]	703,909
				2,181,197
Internet Software & Services - .5%
Alibaba Group Holding, Sr. Unscd. Notes	3.13	11/28/2021	200,000		199,500
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	410,000		404,738
				604,238
Media - 2.7%
21st Century Fox America, Gtd. Notes	3.00	9/15/2022	1,115,000		1,115,068
Charter Communication, Sr. Scd. Notes	4.46	7/23/2022	380,000		387,906
Comcast, Gtd. Notes	3.70	4/15/2024	855,000		874,647
Cox Communications, Sr. Unscd. Notes	3.15	8/15/2024	355,000	[b]	344,875
Warner Media, Gtd. Notes	4.05	12/15/2023	880,000		903,071
				3,625,567

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
Municipal Bonds - .8%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds	4.45	6/15/2020	1,055,000		1,068,958
Real Estate - 1.3%
Alexandria Real Estate Equities, Gtd. Notes	4.60	4/1/2022	430,000		444,069
Simon Property Group, Sr. Unscd. Notes	2.50	9/1/2020	485,000		482,213
Ventas Realty, Gtd. Notes	3.10	1/15/2023	440,000		431,282
Welltower, Sr. Unscd. Notes	5.25	1/15/2022	441,000		458,959
				1,816,523
Technology Hardware & Equipment - .5%
Dell International, Sr. Scd. Notes	5.45	6/15/2023	400,000	[b]	418,807
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.40	10/15/2022	240,000		248,405
				667,212
Telecommunication Services - .8%
AT&T, Sr. Unscd. Notes	3.20	3/1/2022	250,000		250,059
AT&T, Sr. Unscd. Notes	3.88	8/15/2021	525,000		534,788
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	325,000	[b]	325,000
				1,109,847
U.S. Government Agencies Mortgage-Backed - .0%
Federal National Mortgage Association
Gtd. Pass-Through Ctfs., REMIC, Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			11,008	[f]	10,971
Government National Mortgage Association II:
7.00%, 12/20/30-4/20/31			4,262		4,916
7.50%, 11/20/29-12/20/30			4,236		4,874
				20,761
U.S. Government Securities - 46.5%
U.S. Treasury Floating Rate Notes, 3 Month T-Bill FLAT	2.39	1/31/2020	9,805,000	[c]	9,803,575
U.S. Treasury Floating Rate Notes, 3 Month T-Bill FLAT	2.43	10/31/2020	12,645,000	[c,e]	12,635,431
U.S. Treasury Notes	2.63	12/15/2021	11,980,000		12,045,750
U.S. Treasury Notes	2.75	11/30/2020	13,040,000		13,103,672
U.S. Treasury Notes	2.88	11/30/2023	4,390,000		4,478,743
U.S. Treasury Notes	2.88	10/31/2020	6,205,000		6,246,205

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 98.0% (continued)
U.S. Government Securities - 46.5% (continued)
U.S. Treasury Notes		3.13	11/15/2028	1,260,000		1,313,328
United States Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		0.13	7/15/2022	1,994,702	[d,e]	1,962,432
United States Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted		0.38	7/15/2023	1,527,058	[d,e]	1,512,822
					63,101,958
Utilities - 1.8%
Berkshire Hathaway Energy, Sr. Unscd. Notes		2.80	1/15/2023	289,000		286,050
Dominion Energy, Sr. Unscd. Notes, Ser. C		2.00	8/15/2021	1,280,000		1,237,255
Eversource Energy, Sr. Unscd. Notes, Ser. K		2.75	3/15/2022	465,000		459,131
Exelon, Jr. Sub. Notes		3.50	6/1/2022	500,000		497,366
					2,479,802
Total Bonds and Notes (cost $133,719,669)				132,876,892
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Call Options - .0%
British Pound Contracts 520,000 Barclays Capital		1.30	2/15/2019	520,000		10,183
British Pound Contracts 520,000 Barclays Capital		1.32	2/7/2019	520,000		1,247
New Zealand Dollar Cross Currency Contracts 280,000 J.P. Morgan Securities	AUD	1.08	5/24/2019	280,000		782
					12,212
Put Options - .0%
British Pound Cross Currency Contracts 180,000 Goldman Sachs	EUR	0.87	5/23/2019	180,000		3,082
Chilean Peso Contracts 190,000 J.P. Morgan Securities		650.00	4/15/2019	190,000		2,695
Colombian Peso Contracts 190,000 J.P. Morgan Securities		3,050	4/12/2019	190,000		2,161
Indian Rupee Contracts 340,000 HSBC		71.85	2/22/2019	340,000		4,562

Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - .0% (continued)
Put Options - .0% (continued)
Indonesian Rupiah Contracts 340,000 J.P. Morgan Securities	14,750	2/21/2019	340,000		19,226
Russian Ruble Contracts 190,000 J.P. Morgan Securities	66.00	4/12/2019	190,000		3,545
South African Rand Contracts 190,000 J.P. Morgan Securities	13.40	4/15/2019	190,000		5,102
				40,373
Total Options Purchased (cost $58,146)			52,585
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - .2%
U.S. Government Securities
U.S. Treasury Bills (cost $287,459)	2.42	6/13/2019	290,000	[g,h]	287,473
Description	1-Day Yield (%)		Shares
Investment Companies - 1.9%
Registered Investment Companies - 1.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,531,652)	2.37		2,531,652	[i]	2,531,652

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,074,254)	2.37	1,074,254	[i] 1,074,254
Total Investments (cost $137,671,180)		100.9%	136,822,856
Liabilities, Less Cash and Receivables		(0.9%)	(1,195,834)
Net Assets		100.0%	135,627,022

BADLAR—Buenos Aires Interbank Offer Rate

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

ARS—Argentine Peso

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

INR—Indian Rupee

JPY—Japanese Yen

PEN—Peruvian Nuevo Sol

RUB—Russian Ruble

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2019, these securities were valued at $12,403,077 or 9.14% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Security, or portion thereof, on loan. At January 31, 2019, the value of the fund’s securities on loan was $13,198,606 and the value of the collateral held by the fund was $13,620,489, consisting of cash collateral of $1,074,254 and U.S. Government & Agency securities valued at $12,546,235.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a counterparty for open exchange traded derivative contracts.

h Security is a discount security. Income is recognized through the accretion of discount.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	62.6
Financial	13.7
Consumer, Non-cyclical	7.2
Asset Backed Securities	4.2
Communications	3.9
Investment Companies	2.7
Energy	2.6
Utilities	1.8
Industrial	.9
Technology	.5
Mortgage Securities	.5
Basic Materials	.3
Options Purchased	.0
100.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 7/31/18($)	Purchases($)	Sales ($)	Value 1/31/19($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,176,488	33,292,730	39,937,566	2,531,652	1.9	23,011
Investment of Cash Collateral for Securities Loaned;†
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	2,622,450	2,622,450	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	2,893,584	1,819,330	1,074,254.8		-
Total	9,176,488	38,808,764	44,379,346	3,605,906	2.7	23,011

† Effective January 2, 2019, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund.

See notes to financial statements.

STATEMENT OF FUTURES

January 31, 2019 (Unaudited)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 3 Year Bond	59	3/19	4,826,088[a]	4,821,167	(4,921)
Euro BTP Italian Government Bond	12	3/19	1,735,523[a]	1,779,670	44,147
U.S. Treasury 2 Year Notes	54	3/19	11,403,656	11,465,719	62,063
U.S. Treasury 5 Year Notes	115	3/19	12,983,492	13,208,829	225,337
Futures Short
Australian 10 Year Bond	17	3/19	1,656,305[a]	1,649,937	6,368
Canadian 10 Year Bond	22	3/19	2,216,470[a]	2,304,563	(88,093)
Euro-Bobl	7	3/19	1,059,133[a]	1,065,062	(5,929)
Euro-Bond	18	3/19	3,351,809[a]	3,413,266	(61,457)
Japanese 10 Year Bond	4	3/19	5,581,455[a]	5,607,161	(25,706)
Long Gilt	11	3/19	1,775,683[a]	1,782,241	(6,558)
Ultra 10 Year U.S. Treasury Notes	21	3/19	2,646,297	2,744,438	(98,141)
Gross Unrealized Appreciation				337,915
Gross Unrealized Depreciation				(290,805)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

January 31, 2019 (Unaudited)

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
British Pound Cross Currency Contracts 180,000, Goldman Sachs	0.94	5/23/19	180,000	EUR	(904)
Chilean Peso Contracts 190,000, J.P. Morgan Securities	701	4/15/19	190,000		(608)
Colombian Peso Contracts 190,000, J.P. Morgan Securities	3,350	4/12/19	190,000		(716)
Russian Ruble Contracts 190,000, J.P. Morgan Securities	71	4/12/19	190,000		(881)
South African Rand Contracts 190,000, J.P. Morgan Securities	14.75	4/15/19	190,000		(885)
Put Options:
New Zealand Dollar Cross Currency Contracts 280,000, J.P. Morgan Securities	1.05	5/24/19	280,000	AUD	(2,479)
Total Options Written (premiums received $13,100)					(6,473)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

AUD—Australian Dollar

EUR—Euro

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS January 31, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Capital
Indonesian Rupiah	6,524,000,000	United States Dollar	443,749	2/25/19	21,746
Russian Ruble	14,700,000	United States Dollar	218,742	2/25/19	5,361
United States Dollar	211,748	New Zealand Dollar	310,000	2/28/19	(2,664)
Brazilian Real	760,000	United States Dollar	194,406	2/4/19	13,919
United States Dollar	208,111	Brazilian Real	760,000	2/4/19	(214)
United States Dollar	207,315	Malaysian Ringgit	870,000	2/25/19	(4,981)
Norwegian Krone	8,565,000	United States Dollar	1,005,676	2/28/19	11,200
Citigroup
Swedish Krona	5,345,000	United States Dollar	591,054	2/28/19	964
United States Dollar	4,057,495	Euro	3,540,000	2/28/19	(3,947)
Colombian Peso	336,900,000	United States Dollar	102,779	2/25/19	5,610
United States Dollar	344,834	South African Rand	4,750,000	2/25/19	(12,262)
Singapore Dollar	610,000	United States Dollar	447,221	2/25/19	6,154
Chilean Peso	68,810,000	United States Dollar	100,015	2/25/19	4,920
Australian Dollar	290,000	United States Dollar	208,056	2/28/19	2,835
Argentine Peso	12,070,000	United States Dollar	299,503	2/8/19	21,300
United States Dollar	248,139	Argentine Peso	10,000,000	2/8/19	(17,647)
Argentine Peso	8,690,000	United States Dollar	217,794	4/10/19	(1,140)
United States Dollar	333,584	Argentine Peso	13,310,000	4/10/19	1,747
United States Dollar	394,530	Mexican Peso	8,180,000	2/25/19	(31,621)
Argentine Peso	13,310,000	United States Dollar	355,882	2/8/19	(2,121)
United States Dollar	232,353	Argentine Peso	8,690,000	2/8/19	1,385
United States Dollar	136,317	Peruvian Nuevo Sol	455,000	4/29/19	(17)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs
United States Dollar	283,504	Euro	250,000	2/28/19	(3,321)
HSBC
British Pound	370,000	United States Dollar	487,705	2/28/19	(1,717)
Japanese Yen	71,740,000	United States Dollar	655,993	2/28/19	4,055
United States Dollar	6,032,183	Japanese Yen	659,685,000	2/28/19	(37,290)
J.P. Morgan Securities
Euro	114,211	United States Dollar	130,544	2/5/19	237
Brazilian Real	760,000	United States Dollar	201,141	4/2/19	6,347
United States Dollar	402,210	Philippine Peso	21,260,000	2/26/19	(4,951)
United States Dollar	528,419	South Korean Won	594,260,000	2/25/19	(6,039)
Argentine Peso	4,910,000	United States Dollar	125,865	2/8/19	4,636
United States Dollar	287,106	Argentine Peso	11,600,000	2/8/19	(21,205)
United States Dollar	331,582	Russian Ruble	22,000,000	2/25/19	(3,810)
Brazilian Real	760,000	United States Dollar	208,111	2/4/19	214
United States Dollar	201,913	Brazilian Real	760,000	2/4/19	(6,412)
United States Dollar	304,581	Hong Kong Dollar	2,370,000	1/3/20	46
Indian Rupee	14,455,000	United States Dollar	202,465	2/25/19	199
United States Dollar	125,973	Euro	110,000	2/28/19	(230)
Chilean Peso	208,760,000	United States Dollar	308,228	2/25/19	10,130
United States Dollar	410,829	Peruvian Nuevo Sol	1,390,000	2/14/19	(6,693)
Taiwan Dollar	6,300,000	United States Dollar	204,745	2/25/19	642
United States Dollar	444,195	Hong Kong Dollar	3,460,000	4/10/19	2,082
Romanian Leu	2,300,000	United States Dollar	557,928	2/25/19	(2,494)
United States Dollar	561,318	Romanian Leu	2,300,000	2/25/19	5,884
United States Dollar	582,429	Hungarian Forint	164,040,000	2/25/19	(12,970)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Morgan Stanley
United States Dollar	178,650	Hong Kong Dollar	1,390,000	1/3/20	41
UBS Securities
United States Dollar	6,309,267	Canadian Dollar	8,360,000	2/28/19	(57,298)
Czech Koruna	28,730,000	Euro	1,107,940	2/25/19	6,682
Euro	459,245	Czech Koruna	11,770,000	2/25/19	3,398
Gross Unrealized Appreciation					141,734
Gross Unrealized Depreciation					(241,044)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

January 31, 2019 (Unaudited)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
6 Month Budapest Interbank Offered Rate	HUF Fixed at 2.465	1/14/29	706,465	(14,594)
Gross Unrealized Depreciation				(14,594)

HUF—Hungarian Forint

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Purchased Contracts:[1]
Mexican Government International Bond Paid Fixed Rate of 1.00 3 Month	12/20/23	150,000	2,291	1,972	139
Mexican Government International Bond Paid Fixed Rate of 1.00 3 Month	12/20/23	120,000	1,832	1,639	50
Mexican Government International Bond Paid Fixed Rate of 1.00 3 Month	12/20/23	80,000	1,222	1,118	8
Gross Unrealized Appreciation				197

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $13,198,606)—Note 1(c):
Unaffiliated issuers	134,065,274	133,216,950
Affiliated issuers	3,605,906	3,605,906
Cash denominated in foreign currency	138,994	138,955
Receivable for investment securities sold		1,185,285
Interest and securities lending income receivable		753,902
Receivable for shares of Common Stock subscribed		189,388
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		141,734
Cash collateral held by broker—Note 4		57,277
Receivable for futures variation margin—Note 4		9,792
Swap upfront payments—Note 4		4,729
Prepaid expenses		22,948
		139,326,866
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		48,116
Cash overdraft due to Custodian		1,213
Payable for investment securities purchased		2,107,414
Liability for securities on loan—Note 1(c)		1,074,254
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		241,044
Payable for shares of Common Stock redeemed		77,650
Directors fees and expenses payable		17,777
Unrealized depreciation on foreign currency transactions		6,832
Outstanding options written, at value (premiums received $13,100)—Note 4		6,473
Payable for swap variation margin—Note 4		6,129
Accrued expenses		112,942
		3,699,844
Net Assets ($)		135,627,022
Composition of Net Assets ($):
Paid-in capital		147,925,184
Total distributable earnings (loss)		(12,298,162)
Net Assets ($)		135,627,022

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	135,388,629	238,393
Shares Outstanding	13,521,640	23,776
Net Asset Value Per Share ($)	10.01	10.03

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2019 (Unaudited)

Investment Income ($):
Income:
Interest	2,154,312
Dividends from affiliated issuers	23,011
Income from securities lending—Note 1(c)	2,654
Total Income	2,179,977
Expenses:
Management fee—Note 3(a)	344,141
Shareholder servicing costs—Note 3(b)	271,638
Professional fees	41,526
Registration fees	19,489
Custodian fees—Note 3(b)	7,070
Prospectus and shareholders’ reports	4,533
Directors’ fees and expenses—Note 3(c)	3,306
Loan commitment fees—Note 2	1,612
Miscellaneous	45,382
Total Expenses	738,697
Less—reduction in expenses due to undertaking—Note 3(a)	(289,888)
Less—reduction in fees due to earnings credits—Note 3(b)	(1,365)
Net Expenses	447,444
Investment Income—Net	1,732,533
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(760,540)
Net realized gain (loss) on options transactions	(215,901)
Net realized gain (loss) on futures	(267,613)
Net realized gain (loss) on swap agreements	4,111
Net realized gain (loss) on forward foreign currency exchange contracts	122,850
Net Realized Gain (Loss)	(1,117,093)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	653,899
Net unrealized appreciation (depreciation) on options transactions	100,899
Net unrealized appreciation (depreciation) on futures	79,682
Net unrealized appreciation (depreciation) on swap agreements	(15,407)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	16,741
Net Unrealized Appreciation (Depreciation)	835,814
Net Realized and Unrealized Gain (Loss) on Investments	(281,279)
Net Increase in Net Assets Resulting from Operations	1,451,254

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	[a]
Operations ($):
Investment income—net	1,732,533	2,655,914
Net realized gain (loss) on investments	(1,117,093)	(1,435,945)
Net unrealized appreciation (depreciation) on investments	835,814	(2,018,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,451,254	(798,319)
Distributions ($):
Distributions to shareholders:
Class D	(2,695,091)	(3,519,267)
Class P	(4,688)	(5,423)
Total Distributions	(2,699,779)	(3,524,690)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	13,218,554	16,731,317
Class P	-	51
Distributions reinvested:
Class D	2,488,575	3,242,155
Class P	4,681	5,423
Cost of shares redeemed:
Class D	(20,746,419)	(43,039,854)
Class P	(7,837)	(4,065)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(5,042,446)	(23,064,973)
Total Increase (Decrease) in Net Assets	(6,290,971)	(27,387,982)
Net Assets ($):
Beginning of Period	141,917,993	169,305,975
End of Period	135,627,022	141,917,993
Capital Share Transactions (Shares):
Class D
Shares sold	1,324,555	1,629,291
Shares issued for distributions reinvested	249,913	316,923
Shares redeemed	(2,078,292)	(4,197,673)
Net Increase (Decrease) in Shares Outstanding	(503,824)	(2,251,459)
Class P
Shares sold	-	5
Shares issued for distributions reinvested	469	529
Shares redeemed	(785)	(397)
Net Increase (Decrease) in Shares Outstanding	(316)	137

a Distributions to shareholders include $2,895,209 Class D and $4,464 Class P distributions from net investment income and $624,058 Class D and $959 Class P distributions from net realized gains. Undistributed investment income—net was $160,045 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class D Shares	January 31, 2019	Year End July 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.10	10.39	10.45	10.48	10.64	10.64
Investment Operations:
Investment income—net[a]	.13	.17	.09	.12	.12	.14
Net realized and unrealized gain (loss) on investments	(.02)	(.23)	(.02)	(.00)[b]	(.11)	.06
Total from Investment Operations	.11	(.06)	.07	.12	.01	.20
Distributions:
Dividends from investment income—net	(.12)	(.19)	(.13)	(.15)	(.17)	(.19)
Dividends from net realized gain on investments	(.08)	(.04)	-	-	-	(.01)
Total Distributions	(.20)	(.23)	(.13)	(.15)	(.17)	(.20)
Net asset value, end of period	10.01	10.10	10.39	10.45	10.48	10.64
Total Return (%)	1.11[c]	(.56)	.64	1.12	.08	1.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[d]	1.05	1.00	.95	.90	.89
Ratio of net expenses to average net assets	.65[d]	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	2.52[d]	1.70	.89	1.14	1.18	1.27
Portfolio Turnover Rate	61.25[c]	134.82	41.03	199.63	94.92	175.95
Net Assets, end of period ($ x 1,000)	135,389	141,674	169,057	192,229	215,323	243,233

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

Six Months Ended
Class P Shares	January 31, 2019	Year End July 31,
(Unaudited)		2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	10.12	10.40	10.47	10.49	10.65	10.65
Investment Operations:
Investment income—net[a]	.12	.17	.09	.12	.12	.14
Net realized and unrealized gain (loss) on investments	(.01)	(.22)	(.04)	(.00)[b]	(.12)	.05
Total from Investment Operations	.11	(.05)	.05	.12	.00[b]	.19
Distributions:
Dividends from investment income—net	(.12)	(.19)	(.12)	(.14)	(.16)	(.18)
Dividends from net realized gain on investments	(.08)	(.04)	-	-	-	(.01)
Total Distributions	(.20)	(.23)	(.12)	(.14)	(.16)	(.19)
Net asset value, end of period	10.03	10.12	10.40	10.47	10.49	10.65
Total Return (%)	1.16[c]	(.62)	.47	1.12	.00[d]	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23[e]	1.19	1.12	1.06	1.04	1.01
Ratio of net expenses to average net assets	.70[e]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.47[e]	1.67	.83	1.12	1.13	1.26
Portfolio Turnover Rate	61.25[c]	134.82	41.03	199.63	94.92	175.95
Net Assets, end of period ($ x 1,000)	238	244	249	315	425	527

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount represents less than .01%.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of January 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	5,714,419	-	5,714,419
Commercial Mortgage-Backed	-	613,128	-	613,128
Corporate Bonds†	-	41,307,417	-	41,307,417
Foreign Government	-	21,050,251	-	21,050,251
Investment Companies	3,605,906	-	-	3,605,906
Municipal Bonds	-	1,068,958	-	1,068,958
U.S. Government Agencies Mortgage-Backed	-	20,761	-	20,761
U.S. Treasury	-	63,389,431	-	63,389,431
Other Financial Instruments:
Futures††	337,915	-	-	337,915
Options Purchased	-	52,585	-	52,585
Forward Foreign Currency Exchange Contracts††	-	141,734	-	141,734
Swaps††	-	197	-	197
Liabilities ($)
Other Financial Instruments:
Futures††	(290,805)	-	-	(290,805)
Options Written	-	(6,473)	-	(6,473)
Forward Foreign Currency Exchange Contracts††	-	(241,044)	-	(241,044)
Swaps††	-	(14,594)	-	(14,594)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At January 31, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended January 31, 2019, The Bank of New York Mellon earned $465 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended January 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended January 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended July 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $8,906,755 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2018. The fund has $2,613,608 of short-term capital losses and $6,293,147 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended July 31, 2018 was as follows: ordinary income $3,524,690. The

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

tax character of current year distributions will be determined at the end of the current fiscal year.

(g) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended January 31, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from August 1, 2018 through November 30, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after November 30, 2019, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $289,888 during the period ended January 31, 2019.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2019, Class D and Class P shares were charged $137,413 and $304, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended January 31, 2019, the fund was charged $28,842 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended January 31, 2019, the fund was charged $7,070

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,333.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended January 31, 2019, the fund was charged $1,612 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credit of $32.

During the period ended January 31, 2019, the fund was charged $6,382 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $55,977, Shareholder Services Plan fees $22,401, custodian fees $5,832, Chief Compliance Officer fees $4,231 and transfer agency fees $10,454, which are offset against an expense reimbursement currently in effect in the amount of $50,779.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended January 31, 2019, amounted to $81,748,318 and $83,943,712, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended January 31, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at January 31, 2019 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at January 31, 2019 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at January 31, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at January 31, 2019 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at January 31, 2019 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of January 31, 2019 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	337,915	[1]	Interest rate risk	(305,399)	[1,2]
Foreign exchange risk	194,319	[3,4]	Foreign exchange risk	(247,517)	[4,5]
Credit risk	197	[2]	Credit risk	-
Gross fair value of derivative contracts	532,431			(552,916)

Statement of Assets and Liabilities location:

1Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2 Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap  Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

3Options purchased are included in Investments in securities—Unaffiliated issuers, at value.

4Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

5Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended January 31, 2019 is shown below:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(267,613)		-		-		(314)		(267,927)
Foreign exchange	-		(215,901)		122,850		-		(93,051)
Credit	-		-		-		4,425		4,425
Total	(267,613)		(215,901)		122,850		4,111		(356,553)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	79,682		-		-		(15,604)		64,078
Foreign exchange	-		100,899		16,741		-		117,640
Credit	-		-		-		197		197
Total	79,682		100,899		16,741		(15,407)		181,915

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At January 31, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	337,915	(290,805)
Options	52,585	(6,473)
Forward contracts	141,734	(241,044)
Swaps	197	(14,594)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	532,431	(552,916)
Derivatives not subject to
Master Agreements	(338,112)	305,399
Total gross amount of assets
and liabilities subject to
Master Agreements	194,319	(247,517)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of January 31, 2019:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	63,656		(7,859)	-	55,797
Citigroup	44,915		(44,915)	-	-
Goldman Sachs International	3,082		(3,082)	-	-
HSBC	8,617		(8,617)	-	-
J.P. Morgan Securities	63,928		(63,928)	-	-
Morgan Stanley	41		-	-	41
UBS Securities	10,080		(10,080)	-	-
Total	194,319		(138,481)	-	55,838

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(7,859)		7,859	-	-
Citigroup	(68,755)		44,915	-	(23,840)
Goldman Sachs International	(4,225)		3,082	-	(1,143)
HSBC	(39,007)		8,617	-	(30,390)
J.P. Morgan Securities	(70,373)		63,928	-	(6,445)
UBS Securities	(57,298)		10,080	-	(47,218)
Total	(247,517)		138,481	-	(109,036)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended January 31, 2019:

Average Market Value ($)
Interest rate futures	58,447,833
Foreign currency options contracts	72,639
Forward contracts	38,729,969

The following summarizes the average notional value of swap agreements outstanding during the period ended January 31, 2019:

Average Notional Value ($)
Interest rate swap agreements	1,799,942
Credit default swap agreements	100,000

At January 31, 2019, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $908,294, consisting of $1,187,892 gross unrealized appreciation and $2,096,186 gross unrealized depreciation.

At January 31, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

For More Information

Dreyfus Short Term Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0083SA0119

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Grade Funds, Inc.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      March 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      March 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      March 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)